                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                FEBRUARY 21, 2002
                                -----------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                             1-14122                            75-2386963
           --------                             -------                            ----------
  (State or Other Jurisdiction          (Commission File Number)       (IRS Employer Identification No.)
        of Incorporation)





           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 21, 2002, the stockholders of D.R. Horton, Inc. and Schuler Homes, Inc., each a Delaware corporation, approved the merger of Schuler into D.R. Horton, with D.R. Horton as the surviving corporation, and the merger became effective. Under the terms of the merger agreement, based on the average closing price of D.R. Horton common stock of $36.766 for the 15 consecutive trading days ended, and including, February 15, 2002, Schuler stockholders who did not elect to receive the merger consideration in all cash or all stock will receive the base merger consideration consisting of a combination of $4.09 in cash and 0.487 shares of D.R. Horton common stock for each share of Schuler common stock. Schuler stockholders who elected to receive the merger consideration in all stock will receive 0.598 shares of D.R. Horton common stock in exchange for each share of Schuler common stock. Since both the total amount of cash and the total number of shares of D.R. Horton common stock were fixed, the merger consideration payable to Schuler stockholders who elected to receive all cash was prorated. As a result of proration, such Schuler stockholders who elected to receive the merger consideration in all cash will receive $10.523 in cash and
0.312 shares of D.R. Horton common stock for each share of Schuler common stock. The aggregate merger consideration paid by D.R. Horton consisted of approximately 20,083,000 shares of D.R. Horton common stock and $168,668,000 in cash. In addition, D.R. Horton assumed approximately $731,000,000 in Schuler debt in the merger. The cash portion of the merger consideration was funded through existing cash and borrowing under D.R. Horton's revolving credit facility.

On the effective date of the merger, as contemplated by the merger agreement, James K. Schuler was elected to the D.R. Horton board of directors. In addition, pursuant to the terms of the merger agreement, D.R. Horton will issue to Schuler employees options to purchase approximately 533,000 shares of D.R. Horton common stock that replace their Schuler stock options, which were terminated pursuant to the Schuler stock option plans. The exercise price, term and vesting schedule of such D.R. Horton stock options will be comparable to the corresponding terms of the Schuler stock options replaced. In addition, Schuler stock options held by a Schuler executive officer became fully vested and exercisable for approximately 11,000 shares of D.R. Horton common stock upon the closing of the merger. Other information concerning the merger has been previously reported in, and is described in, the Joint Proxy Statement/Prospectus, dated January 17, 2002, which is part of D.R. Horton's Registration Statement on Form S-4 (Registration No. 333-73888), and D.R. Horton's Current Reports on Form 8-K, dated January 22, 2002 and February 15, 2002.

Schuler designs, builds and markets single-family residences, townhomes, and condominiums primarily to entry-level, first-time and, to a lesser extent, second-time move-up buyers in western suburban markets. Prior to the merger, the company was one of the top fifteen homebuilders in the country and was among the top five homebuilders in California, Colorado, Hawaii, Washington and Oregon with a growing presence in Arizona. D.R. Horton currently intends to operate the business of Schuler as a separate region of D.R. Horton and to build and sell homes under the Schuler Homes, Melody Homes, Western Pacific Housing and Stafford Homes names.

The effectiveness of the merger was publicly announced by means of a news release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The balance sheet of Schuler Homes, Inc. as of March 31, 2001, the consolidated financial statements of Schuler Residential, Inc. as of March 31, 2001 and 2000 and for the years ended March 31, 2001, December 31, 1999 and 1998, and the three month period ended March 31, 2000, the combined financial statements of Western Pacific Housing as of March 31, 2001 and 2000 and for the years ended March 31, 2001, 2000 and 1999, and the reports of Ernst & Young LLP, independent auditors, included therein, are incorporated herein by reference to the Annual Report of Schuler Homes, Inc. on Form 10-K (SEC File No. 000-32461) for the fiscal year ended March 31, 2001. The unaudited consolidated financial statements of Schuler Homes, Inc. as of June 30, 2001, September 30, 2001 and December 31, 2001 are incorporated herein by reference to the Quarterly Reports of Schuler Homes, Inc. on Form 10-Q for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001.

         (b) PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma combined condensed balance sheet and statement of income reflecting the assumed merger of D.R. Horton, Inc. and Schuler Homes, Inc. as of September 30, 2001 and for the year ended September 30, 2001 are incorporated herein by reference to Amendment No. 3 to D.R. Horton's Registration Statement on Form S-4 (Registration No. 333-73888), dated January 16, 2002. The unaudited pro forma combined condensed balance sheet and statement of income reflecting the assumed merger of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31, 2001 and for the quarter ended December 31, 2001 are attached hereto as
Exhibit 99.2 and incorporated herein by reference.

         (c) EXHIBITS.

2.1 Agreement and Plan of Merger dated as of October 22, 2001, as amended on November 8, 2001, by and between D.R. Horton, Inc. and Schuler Homes, Inc. (conformed as amended and incorporated by reference to Annex I to the Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (Registration No. 333-73888), dated January 16, 2002). D.R. Horton agrees to furnish supplementally a copy of omitted schedules to the SEC upon request.

8.1      Tax opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

8.2      Tax opinion of Gibson, Dunn & Crutcher LLP, Los Angeles, California

23.2     Consent of Ernst & Young LLP, Los Angeles, California.

99.1     Joint Press Release dated February 21, 2002.

99.2 Unaudited pro forma combined condensed balance sheet and statement of income of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31, 2001 and for the quarter ended December 31, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2002

                                       D. R. Horton, Inc.


                                       By: /s/ SAMUEL R. FULLER
                                          -------------------------------------
                                          Samuel R. Fuller
                                          Executive Vice President, Treasurer,
                                          and Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.1               Agreement and Plan of Merger dated as of October 22, 2001, as amended on November 8, 2001, by and between D.R. Horton, Inc.
                  and Schuler Homes, Inc. (conformed as amended and incorporated by reference to Annex I to the Joint Proxy
                  Statement/Prospectus contained in the Registration Statement on Form S-4 (Registration No. 333-73888), dated January 16,
                  2002). D.R. Horton agrees to furnish supplementally a copy of omitted schedules to the SEC upon request.

8.1*              Tax opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

8.2*              Tax opinion of Gibson, Dunn & Crutcher LLP, Los Angeles,
                  California

23.2*             Consent of Ernst & Young LLP, Los Angeles, California.

99.1*             Joint Press Release dated February 21, 2002.

99.2* Unaudited pro forma combined condensed balance sheet and statement of income of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31, 2001 and for the quarter ended
                  December 31, 2001.

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* Filed herewith